                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): August 25, 1999



                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)


 Michigan                            0-452                        38-1093240
(State or other               (Commission File No.)              (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

               100 East Patterson Street, Tecumseh, Michigan 49286 (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (517) 423-8411


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         Effective August 25, 1999, Tecumseh Products Company (the "Company") appointed State Street Bank and Trust Company, N.A. as successor Rights Agent under the Company's Class A Rights Agreement and Class B Rights Agreement. State Street Bank and Trust Company, N.A. has accepted those assignments. Prior to that date, NBD Bank, N.A. had served as Rights Agent under both Agreements.

         Also effective August 25, 1999, the Company amended its Class A Rights Agreement and its Class B Rights Agreement to, among other things, increase the initial exercise price of each Class A Right and each Class B Right from $80 to $180, extend the expiration date of the Class A Rights and the Class B Rights from January 23, 2001 to August 25, 2009, and reflect the appointment of State Street Bank and Trust Company, N.A. as successor Rights Agent under both Agreements. Copies of these amendments are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.    The following exhibits are filed herewith:

       Exhibit No.                   Description
       -----------                   -----------

         4.1 Third Amendment to Class A Rights Agreement, dated as of August 25, 1999, between Tecumseh Products Company and State Street Bank and Trust Company, N.A., as successor Class A Rights Agent.

         4.2 Third Amendment to Amended and Restated Class B Rights Agreement, dated as of August 25, 1999, between Tecumseh Products Company and State Street Bank and Trust Company, N.A., as successor Class B Rights Agent.

         21.1 Form of Letter to be sent to Shareholders of Tecumseh Products Company regarding appointment of successor Rights Agent and amendment to the Class A Rights Agreement.

         21.2 Form of Letter to be sent to Shareholders of Tecumseh Products Company regarding appointment of successor Rights Agent and amendment to the Class B Rights Agreement.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TECUMSEH PRODUCTS COMPANY


Date:  August 26, 1999                      By:   /s/ John H. Foss
                                               ---------------------------------
                                                  John H. Foss
                                                  Its Vice President, Treasurer
                                                  and Chief Financial Officer

                                  EXHIBIT INDEX


      Exhibit No.                    Description
      -----------                    -----------

         4.1 Third Amendment to Class A Rights Agreement, dated as of August 25, 1999, between Tecumseh Products Company and State Street Bank and Trust Company, N.A., as successor Class A Rights Agent.

         4.2 Third Amendment to Amended and Restated Class B Rights Agreement, dated as of August 25, 1999, between Tecumseh Products Company and State Street Bank and Trust Company, as successor Class B Rights Agent.

         21.1 Form of Letter to be sent to Shareholders of Tecumseh Products Company regarding appointment of successor Rights Agent and amendment to the Class A Rights Agreement.

         21.2 Form of Letter to be sent to Shareholders of Tecumseh Products Company regarding appointment of successor Rights Agent and amendment to the Class B Rights Agreement.





                                       4